United States of America

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 5, 2009

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

414 Union Street, Suite 2000, Nashville, TN 37219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 986-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Form 8-K and Exhibit 99.1, attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 5, 2009 Louisiana - Pacific Corporation issued a press release announcing financial results for the fiscal quarter ended March 31, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), the attached press release discloses (1) continuing earnings before interest expense, taxes, depreciation and amortization (“EBITDA from continuing operations”) and (2) income (loss) from continuing operations excluding (gain) loss on sale or impairment of long lived assets and other operating credits and charges, net each of which is a non-GAAP financial measure. Neither of these non-GAAP financial measures is a substitute for the GAAP measure of net income from continuing operations or operating cash flows or any other GAAP financial measures.

We have EBITDA from continuing operations in the press release because we use it as an important supplemental measure of our performance and believe that similar measures are frequently used by securities analysts, investors and other interested persons in the evaluation of companies in our industry, some of which present EBITDA when reporting their results. We use EBITDA from continuing operations to evaluate our performance as compared to other companies in our industry that have different financing and capital structures and/or tax rates. It should be noted that companies calculate EBITDA differently and, therefore, as presented for us may not be comparable to EBITDA reported by other companies. In addition, EBITDA has material limitations as a performance measure because it excludes interest expense, income tax (benefit) expense, depreciation and amortization which are necessary to operate our business or which we otherwise incurred or experienced in connection with the operation of our business.

We believe that income (loss) from continuing operations excluding (gain) loss on sale or impairment of long lived assets and other operating credits and charges, net is a useful measure for evaluating our ability to generate earnings from continuing operations and that providing this measure will allow investors to more readily compare the earnings referred to in the press release to our earnings for past and future periods. We believe that this measure is particularly useful where the amounts of the excluded items are not consistent between the periods presented. It should be noted that other companies may present similarly-titled measures differently and, therefore, as presented by us may not be comparable to similarly-titled measures reported by other companies. In addition, income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net has material limitation as a performance measure because it excludes items that are actually incurred or experienced in connection with the operations of our business.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Louisiana - Pacific Corporation on May 5, 2009 regarding Fourth Quarter ended March 31, 2009 results.

99.2	Reconciliation of EBITDA from continuing operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ CURTIS M. STEVENS
Curtis M. Stevens
Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)

Date: May 5, 2009